SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)                                                                                     October 26, 2010

Tactical Air Defense Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada		88-0455809
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
123 West Nye Lane, Suite 517
Carson City, Nevada 89706
(Address of principal executive offices)

(775) 888-6744
(Issuer’s Telephone Number)

____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01                      Changes in Registrant’s Certifying Accountant.

On October 26, 2010, our former accountant, Larry O’Donnell, PC, resigned. Such decision was the sole decision of the auditor and such resignation was not recommended or approved of by the board of directors or any audit or similar committee. On or about November 17, 2010, we retained the firm of DeJoya Griffith & Company, LLC to review all interim period financial statements going forward and audit our financial statements for the upcoming year ending December 31, 2010. Such change in accountant was approved by the Company’s board of directors. At no time prior to our retention of DeJoya Griffith & Company, LLC, did we, or anyone on our behalf, consult with DeJoya Griffith & Company, LLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

The reports of our prior certifying accountant, Larry O’Donnell, PC, on our financial statements as of and for the years ended December 31, 2009 and 2008 contained an adverse opinion or a disclaimer of opinion and were qualified or modified as to uncertainty, audit scope, or accounting principles in that the auditor expressed concerns that, in connection with the Company’s lack of significant revenues, there existed a substantial doubt that the Company would be able to continue as a going concern. Such uncertainty was discussed with the former auditor and the board of directors has authorized the auditor to respond fully to any inquiries regarding such adverse opinion by the Company’s new accountant.

Other than discussed above, in connection with the audits of our most recent two years ended December 31, 2009 and 2008 and the subsequent interim periods, there were no other disagreements between Larry O’Donnell, PC and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, that, if not resolved to the satisfaction of Larry O’Donnell, PC would have caused Larry O’Donnell, PC to make reference to the subject matter of the disagreement in connection with its reports on our financial statements for such years.

We had previously provided a copy of this Report on Form 8-K to Larry O’Donnell, PC on November 18, 2010 and requested that it provide us with a letter addressed to the SEC stating whether it agrees with the statements made by us in response to this item. A copy of that response letter, dated November 18, 2010 is attached hereto as Exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

16.1	Auditor Consent Letter

Dated:   November 19, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tactical Air Defense Services, Inc. /s/ Alexis Korybut

By:	Alexis Korybut
Its:	Chief Executive Officer